January 20, 2023 NYSE: STT 4Q and FY 2022 Financial Highlights Exhibit 99.3

2 Preface and forward-looking statements This presentation includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its fourth quarter and full year 2022 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by an Addendum with detailed financial tables. This presentation is designed to be reviewed together with that news release and that Addendum, which are available on State Street’s website, at http://investors.statestreet.com, and are incorporated herein by reference. This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation is presented on both a GAAP basis and on a basis that excludes or adjusts one or more items from GAAP. The latter basis is a non-GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures and to the Addendum for reconciliations of our non-GAAP financial information.

FY2022 highlights

All comparisons are to FY2021, unless otherwise noted

Key financial performance[A,B]

Operating leverage[C]
(ex-notables)


+0.4%pts
+1.8%pts
2021
2022

	2021	2022
Revenue	+1.8%	+1.8%
Expense	+1.4%	+0.0%

Pre-tax margin
(ex-notables)


+0.8%pts
27.6%
28.4%
2021
2022

	2021	2022	
Pre-tax income	$3,287M	$3,439M	+5%

Return on equity


+0.4%pts
10.7%
11.1%
2021
2022

	2021	2022	
Capital returned[D]	$1.7B	$2.4B	+41%

Business momentum

- New wins[1]: Achieved servicing wins of $1.9T, with $3.6T of new business yet to be installed at year-end
  Won 3 new Alpha mandates, while expanding services to 17 existing Alpha clients; Generated ETF net inflows of $22B
- Regional business expansion: Expanded Latin America presence, including opening a new office in Chile to support institutional clients, with a focus on custody, fund administration and securities lending, as well as expanded our products and capabilities in Mexico with the launch of an integrated fund trading solution
- Product launches: Continued ETF product expansion in SSGA including the launch of 2 Active and 12 ESG ETFs
  Launched Venturi, an innovative Global Markets product, supporting peer-to-peer repo by connecting buy-side firms with new sources of liquidity globally
- Recognition: Named #1 FX provider to asset managers in the 2022 Euromoney Survey, up from #2 last year
  Recognized in APAC as Best Global Custodian, Middle-and-Back Office Services Provider and Funds Administrator across client segments including Asset Managers, Asset Owners and Hedge Funds[2]

Revenue generation

- Total revenue up 1%; 2% ex-notables despite weaker equity and fixed income market levels during a challenging economic environment[B]
  - NII up 34% as a result of higher rates and effective deposit and balance sheet management
  - FX trading services revenue ex-notables up 12% mainly from higher spreads[3]
  - Front office software and data revenue up 14% largely driven by CRD

Expense management

- Expenses down (1)%; flat ex-notables[B]
- Firm-wide productivity efforts achieved gross savings of ~$320M, partially self funding investments and offsetting inflationary headwinds[4]
  - Gained efficiencies through operations, automation, IT, and vendor and real estate management
- Reinvested in the business to drive growth and further productivity, with incremental investments of ~470M[4]

[A] All key financial metrics except ROE are presented on an ex-notables basis. [B] Ex-notables is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [C] Operating leverage on a GAAP basis for FY2022 and FY2021 was 2.0%pts and 0.8%pts, respectively. [D] Capital returned represents common stock repurchases and dividends declared during the period.
Refer to the Appendix included with this presentation for endnotes 1 to 21.

STATE STREET. | 3

4 4Q22 highlights All comparisons are to corresponding prior year period unless noted otherwise A Financial metrics ex-notable items are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures. Refer to the Appendix included with this presentation for endnotes 1 to 21. Business momentum • AUC/A of $36.7T at quarter-end; Servicing wins of $434B and business yet to be installed of $3.6T at quarter-end 1 ‒ New mandates reflect strong broad-based traditional wins across client segments and regions ‒ Reported 2 new Alpha mandates in 4Q22 • AUM of $3.5T at quarter-end, with ETF net inflows1 • Momentum across Front office software and data services, with ARR of $272M, up 19% 5 Financial performance • EPS of $1.91, up 7%; $2.07 ex-notable items, up 4% A • Total revenue of $3.2B, up 3%; up 5% ex-notables A ‒ Fee revenue down (6)%; down (7)% ex-notables largely due to lower equity and fixed income market levels, as well as the impact of currency translation, partially offset by higher FX trading services revenue and Software and processing fees ‒ NII up 63% reflecting higher global interest rates across the yield curve • Total expenses of $2.3B, down (3)%; flat ex-notables as continued productivity savings, footprint optimization and the impact of currency translation were offset by continued business investments and higher wages A • Pre-tax margin of 28.2%, up 4.3%pts; 30.9% ex-notables, up 2.8%pts A ‒ Generated positive operating leverage of 6.5%pts; 4.8%pts ex-notables Balance sheet and capital • ROE of 11.8% and CET1 ratio of 13.6% at quarter end 6 • Returned $1.7B to shareholders, consisting of $1.5B in common stock repurchases and $220M of declared common stock dividends • New authorization to repurchase common stock of up to $4.5B during 2023 7

4Q22 notable items

($M, except EPS data)	Quarters[A] 4Q21	3Q22	4Q22
Acquisition and restructuring costs	($26)	($13)	($31)
Repositioning release / (charges)[B]	3	-	(70)
Deferred compensation expense acceleration[C]	(147)	-	-
Gain on sale[D]	58	-	-
Revenue-related recovery	-	-	23
Total notable items (pre-tax)	($112)	($13)	($78)
EPS impact	($0.22)	($0.02)	($0.16)

Acquisition and restructuring costs of $31M

- Acquisition and restructuring costs related to the BBH Investor Services acquisition transaction that State Street is no longer pursuing

Repositioning charge of $70M

- $50M related to compensation and benefits primarily from streamlining the Investment Services organization
- $20M related to occupancy costs associated with real estate footprint optimization

Revenue-related recovery of $23M

- $23M related to settlement proceeds from a 2018 FX benchmark litigation resolution, which is reflected in FX trading services revenue

[A] Refer to the Addendum for further details on notable items for FY2021 and FY2022. [B] 4Q21 repositioning release represents repositioning release of $32M related to compensation and benefits, partially offset by occupancy costs of $29M related to real estate footprint optimization. [C] Deferred compensation expense acceleration associated with an amendment of certain outstanding deferred cash incentive compensation awards; amendment removed continued service requirements for deferred cash incentive compensation, thereby accelerating the future expense that would have been recognized over the remaining term of the awards (1-4 years). [D] 4Q21 reflected a one-time gain on sale of Libor and Euribor based securities previously classified as HTM.

STATE STREET | 5

Summary of 4Q22 and FY2022 financial results

(GAAP; $M, except EPS data, or where otherwise noted)	Quarters			%Δ		4Q21 %Δ ex-currency translation [A]	Full Year		%Δ	FY21 %Δ ex-currency translation [A]
	4Q21	3Q22	4Q22	3Q22	4Q21		2021	2022		
Revenue:										
Back office servicing fees	$1,272	$1,126	$1,115	(1)%	(12)%	(9)%	$5,117	$4,714	(8)%	(5)%
Middle office services	105	93	88	(5)	(16)	(14)	414	373	(10)	(8)
Servicing fees	1,377	1,219	1,203	(1)	(13)	(10)	5,531	5,087	(8)	(5)
Management fees	530	472	457	(3)	(14)	(12)	2,053	1,939	(6)	(4)
Foreign exchange trading services	300	319	367	15	22	22	1,211	1,376	14	14
Securities finance	102	110	103	(6)	1	2	416	416	-	1
Front office software and data	124	127	159	25	28	29	484	550	14	14
Lending related and other fees	63	57	57	-	(10)	(10)	254	239	(6)	(4)
Software and processing fees	187	184	216	17	16	16	738	789	7	8
Other fee revenue	15	(5)	18	nm	20	13	63	(1)	nm	nm
Total fee revenue	2,511	2,299	2,364	3	(6)	(4)	10,012	9,606	(4)	(2)
Net interest income	484	660	791	20	63	66	1,905	2,544	34	36
Other income	58	-	-	nm	nm	nm	110	(2)	nm	nm
Total revenue	$3,053	$2,959	$3,155	7%	3%	5%	$12,027	$12,148	1%	3%
Provision for credit losses	($7)	-	$10	nm	nm		($33)	$20	nm	
Total expenses	$2,330	$2,110	$2,256	7%	(3)%	(0)%	$8,889	$8,801	(1)%	2%
Net income	$697	$690	$733	6%	5%		$2,693	$2,774	3%	
Diluted earnings per share	$1.78	$1.80	$1.91	6%	7%		$7.19	$7.19	-	
Return on average common equity	10.3%	11.2%	11.8%	0.6%pts	1.5%pts		10.7%	11.1%	0.4%pts	
Pre-tax margin	23.9%	28.7%	28.2%	(0.5)%pts	4.3%pts		26.4%	27.4%	1.0%pts	
Tax rate	4.6%	18.7%	17.6%	(1.1)%pts	13.0%pts		15.1%	16.6%	1.5%pts	
Ex-notable items, non-GAAP [A]:										
Total revenue	$2,995	$2,959	$3,132	6%	5%	7%	$11,916	$12,125	2%	4%
Total expenses	$2,160	$2,097	$2,155	3%	(0)%	3%	$8,662	$8,666	0%	3%
EPS	$2.00	$1.82	$2.07	14%	4%		$7.44	$7.41	(0)%	
Pre-tax margin	28.1%	29.1%	30.9%	1.8%pts	2.8%pts		27.6%	28.4%	0.8%pts	

[A] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures.

STATE STREET | 6

AUC/A and AUM levels, markets and flows performance

AUC/A ($T, as of period-end)[1]


-16%
+3%
$43.7
$35.7
$36.7
4Q21
3Q22
4Q22

- Down (16)% YoY largely driven by lower quarter-end market levels, a previously disclosed client transition and the impact of currency translation, partially offset by new business installations
- Up 3% QoQ primarily due to higher quarter-end equity market levels and the impact of currency translation

AUM ($B, as of period-end)[1]


-16%
+7%
$4,138
$3,265
$3,481
4Q21
3Q22
4Q22

- Down (16)% YoY mainly reflecting lower quarter-end market levels, institutional net outflows and the impact of currency translation, partially offset by ETF net inflows
- Up 7% QoQ primarily due to higher quarter-end market levels, ETF net inflows and the impact of currency translation, partially offset by Cash net outflows

Market indices[8]

(% change)		4Q22 vs 3Q22	4Q22 vs 4Q21
S&P 500	EOP	7%	(19)%
	Daily Avg	(3)	(16)
MSCI EAFE	EOP	17	(17)
	Daily Avg	0	(20)
MSCI EM	EOP	9	(22)
	Daily Avg	(6)	(27)
Barclays Global Agg	EOP	5	(16)

Select industry flows[9]

($B)	Total flows[A] 4Q21	3Q22	4Q22
Long Term Funds	$102	$(193)	$(353)
Money Market	201	(26)	169
ETF	157	110	188
North America Total	459	(109)	4
EMEA Total	299	(114)	75

[A] Line items may not sum to total due to rounding.
Refer to the Appendix included with this presentation for endnotes 1 to 21.

STATE STREET

7

Revenue: Servicing fees

Servicing fees ($M)

Total revenue	$3,053	$3,081	$2,953	$2,959	$3,155	YoY +3% QoQ +7%



-13%
-10% ex-FX[A]
-1%
$1,377
$1,368
$1,297
$1,219
$1,203
YoY %
Back office servicing fees
1,272
1,268
1,205
1,126
1,115
-12%
-9% ex-FX
Middle office services
105
100
92
93
88
-16%
-14% ex-FX
4Q21
1Q22
2Q22
3Q22
4Q22

AUC/A sales performance indicators ($B)[1]

	4Q21	1Q22	2Q22	3Q22	4Q22
AUC/A wins	$332	$302	$972	$233	$434
AUC/A to be installed	2,795	2,909	3,632	3,413	3,608

- Servicing fees were negatively impacted by currency translation YoY by $39M and positively impacted QoQ by $1M

4Q22 performance

Servicing fees of $1,203M down (13)% YoY and (1)% QoQ; down (10)% YoY ex-FX

- Down (13)% YoY primarily driven by lower average market levels, lower client activity/adjustments and flows, normal pricing headwinds, and the impact of currency translation, partially offset by net new business
- Down (1)% QoQ mainly due to client activity/adjustments and flows

Back office servicing fees of $1,115M down (12)% YoY and (1)% QoQ (generally consistent with total servicing fees above); Middle office services of $88M down (16)% YoY and (5)% QoQ reflecting lower client AUM and client activity/adjustments

Investment Services business momentum[1]

- Deepening existing client relationships and winning new business across client segments and geographies
  - New mandates in 4Q22 driven by strong broad based traditional wins across client segments and regions
  - Strong year for Alternatives AUC/A wins, growing over 2x in FY2022
  - Record year for Asia Pacific AUC/A wins, driven by large mandates in Australia and Japan[B]

[A] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] Record year for Asia Pacific AUC/A wins based on latest data set available from FY2017 onwards.
Refer to the Appendix included with this presentation for endnotes 1 to 21.

STATE STREET 8

9 • ETFs: Solid FY2022 net inflows in US, with continued momentum in SPDR ® Portfolio Low-Cost suite and Fixed Income • Institutional: Continued momentum in Defined Contribution with $48B of inflows in FY2022, including Target Date franchise net inflows of $21B • Cash: Gained market share in FY2022 by achieving strong investment performance and broad distribution reach in Money Market Funds 10 Revenue: Management fees Management fees ($M) 4Q22 performance Management fees of $457M down (14)% YoY and (3)% QoQ; down (12)% YoY ex-FX • Down (14)% YoY and (3)% QoQ mainly due to lower average market levels Performance indicators ($B) 1 • Management fees were negatively impacted by currency translation YoY by $11M and positively impacted QoQ by $2M 4Q221Q22 3Q224Q21 2Q22 $530 $520 $490 $472 $457 Investment Management business momentum1 A This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. Refer to the Appendix included with this presentation for endnotes 1 to 21. $3,053 $3,081 $2,953 $2,959 $3,155 Total revenue -14% -12% ex-FX A -3% YoY +3% QoQ +7% AUM $4,138 $4,022 $3,475 $3,265 $3,481 Net flows (QoQ) 79 51 (62) (9) (17)

Revenue: Markets, Software and processing, and Other fee revenue

Markets, Software & processing, and Other fees

(Ex-notable items, non-GAAP, $M)[A]



Total revenue
$3,053
$3,081
$2,953
$2,959
$3,155
YoY +3%
QoQ +7%
$604
$685
$583
$608
$681
YoY %
FX trading
300
359
331
319
344
+15%
Securities finance
102
96
107
110
103
+1%
Software & processing
187
201
188
184
216
+16%
Other fees[B]
15
29
(43)
(5)
18
+20%
4Q21
1Q22
2Q22
3Q22
4Q22

4Q22 performance

(Ex-notable items, non-GAAP, $M)[A]

- FX trading services of $344M[3]
  - Up 15% YoY primarily reflecting higher FX spreads, partially offset by lower client FX volumes
  - Up 8% QoQ driven by higher Direct and Indirect FX revenue
- Securities finance of $103M
  - Up 1% YoY largely from higher spreads, partially offset by lower balances from lower markets
  - Down (6)% QoQ primarily driven by downward pressure on spreads due to lower specials activity and lower balances
- Software and processing fees of $216M
  - Up 16% YoY and up 17% QoQ

    Front office software and data of $159M up 28% YoY and 25% QoQ

    Lending related and other of $57M down (10)% YoY and flat QoQ
- Other fee revenue of $18M[B]
  - Increased $3M YoY and $23M QoQ largely due to higher market-related adjustments

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] Other fee revenue primarily consists of income from equity method investments and certain tax-advantaged investments, as well as market-related adjustments.

STATE STREET 10

11 • Front office new bookings increased 91% YoY and 50% QoQ • ARR increased 19% YoY • Reported 2 new Alpha mandates associated with Insurance and Asset Owner clients Enterprise solutions enabled by State Street Alpha 70 70 74 78 81 16 29 24 20 16 35 36 25 26 59 1Q224Q21 4Q22 $138 $124 2Q22 $126 3Q22 $127 $159 A Front office software and data revenue primarily includes revenue from CRD, Alpha Data Platform and Alpha Data Services. Includes Other revenue of $2M in 4Q21 and $3M in each of 1Q22 through 4Q22. Revenue line items may not sum to total due to rounding. Refer to the Appendix included with this presentation for endnotes 1 to 21. +25% +28% $3,053 $3,081 $2,953 $2,959 $3,155 Total revenue • Up 28% YoY and 25% QoQ primarily driven by higher on-premises renewals and software-enabled revenue ($M) 4Q21 3Q22 4Q22 Front office metrics New bookings 12 $11 $14 $21 ARR 5 229 267 272 Uninstalled revenue backlog 13 98 90 97 Middle office metric Uninstalled revenue backlog 14 61 101 104 Alpha metrics # of mandate wins 1 0 2 Live mandates to-date 10 12 12 Professional services Software- enabled (incl. SaaS) 11 On-premises 11 13% YoY Growth YoY +3% QoQ +7% Business momentum Front office software and data ($M) A Future growth driven by Front, Middle and Alpha 4Q22 performance

12 Revenue: Net interest income NII and NIM ($M) 15 Average balance sheet highlights ($B) A A Line items are rounded. Refer to the Appendix included with this presentation for endnotes 1 to 21. 4Q21 1Q22 2Q22 3Q22 4Q22 Total assets $303 $295 $291 $275 $284 Loans 34 34 36 35 35 Investment portfolio 114 119 114 109 106 HTM % (EOP) 37% 38% 59% 61% 61% Duration (EOP) 16 2.9 2.8 2.8 2.7 2.6 Total deposits $240 $233 $228 $213 $217 $3,053 $3,081 $2,953 $2,959 $3,155 Total revenue NIM 15 (FTE, %) 0.73% 0.80% 0.94% 1.11% 1.29% $509 4Q21 2Q22 $584 1Q22 $484 3Q22 4Q22 $660 $791 +20% +63% YoY +3% QoQ +7% • Average assets declined (6)% YoY primarily due to lower deposit balances amidst aggressive central bank tightening, and lower AUC/A levels, as well as currency translation impact • Average assets increased 3% QoQ primarily due to deposit growth – Interest-bearing deposits increased 4% while non-interest bearing deposits decreased (5)% • Up 63% YoY largely due to higher short-term market rates from global central bank hikes, an increase in long-term interest rates, and balance sheet positioning, partially offset by lower deposits • Up 20% QoQ primarily driven by higher global market rates Average assets4Q22 performance

Expenses

Expenses

(Ex-notable items, non-GAAP, $M)[A]



Flat
+3% ex-FX[A]
+3%
$2,160
$2,097
$2,155
Comp. & benefits
1,066
1,042
1,058
Info. sys.
436
399
416
Tran. processing
238
227
240
Occupancy
104
97
86
Other[17]
316
332
355
4Q21
3Q22
4Q22

	4Q21	3Q22	4Q22	
GAAP Expenses	$2,330	$2,110	$2,256	YoY (3)% QoQ +7%
Headcount	38,784	41,354	42,226	YoY +9% QoQ +2%

- Total expenses on both a GAAP and ex-notables basis were positively impacted by currency translation YoY and QoQ by $64M and $1M, respectively
- Headcount up 9% YoY primarily in global hubs driven by operational support for new business growth segments, as well as technology investments and in-sourcing

4Q22 performance

(Ex-notable items, non-GAAP, $M)[A]

Expenses of $2,155M flat YoY and up 3% QoQ; up 3% YoY ex-FX[A]

- Compensation and employee benefits of $1,058M[18]
  - Down (1)% YoY mainly due to the impact of currency translation and lower incentive compensation, partially offset by higher salaries
  - Up 2% QoQ largely driven by higher salaries
- Information systems and communications of $416M
  - Down (5)% YoY largely due to productivity and vendor savings initiatives, partially offset by technology and infrastructure investments
  - Up 4% QoQ primarily due to technology and infrastructure investments
- Transaction processing services of $240M
  - Up 1% YoY mainly reflecting higher broker fees and market data costs, partially offset by lower sub-custody costs
  - Up 6% QoQ largely reflecting higher market data costs
- Occupancy of $86M[18]
  - Down (17)% YoY and (11)% QoQ primarily due to an episodic sale-leaseback transaction
- Other of $355M[18]
  - Up 12% YoY and 7% QoQ largely reflecting higher professional fees and travel costs

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 21.

STATE STREET | 13

Capital ratios

Ratios (%, as of period-end)[6]

CET1 (Standardized)



14.3%
11.9%
12.9%
13.2%
13.6%
10-11% STT Target
1.0% G-SIB surcharge[19]
2.5% SCB[20]
8.0%
4.5% Minimum ratio
4Q21
1Q22
2Q22
3Q22
4Q22
Target state

Tier 1 leverage



6.1%
5.9%
6.0%
6.4%
6.0%
5.25-5.75% STT Target
4.0% Minimum ratio
4Q21
1Q22
2Q22
3Q22
4Q22
Target state

[A] OCI impact of investment portfolio on regulatory capital is a sub-component within GAAP AOCI.
Refer to the Appendix included with this presentation for endnotes 1 to 21.

Highlights

- 4Q22 standardized CET1 ratio at quarter-end of 13.6% increased 0.4%pts QoQ primarily driven by episodically lower RWAs and higher retained earnings, partially offset by the resumption of share repurchases in 4Q22
- 4Q22 Tier 1 leverage ratio of 6.0% at quarter-end down (0.4)%pts QoQ mainly due to the resumption of share repurchases in 4Q22 and an increase in average balance sheet size, partially offset by higher retained earnings
- Returned $1.7B to shareholders in 4Q22 consisting of $1.5B of common share repurchases and $220M in common stock dividends
- New authorization to repurchase common stock of up to $4.5B during 2023

Capital ($B unless noted otherwise, capital metrics as of period-end)

	4Q21	3Q22	4Q22
Standardized CET1			
CET1 capital	$15.9	$15.1	$14.5
Risk weighted assets	112	115	107
Tier 1 leverage			
Tier 1 capital	17.9	17.1	16.5
Leverage exposure[21]	294	267	276
OCI impact of investment portfolio on regulatory capital[A]	(0.3)	(0.2)	0.2

STATE STREET 14

FY2023 outlook: Macro assumptions and revenue growth

	FY2022 review	FY2023 Outlook[A]
Operating Environment	• Equity market EOP MSCI ACWI down (20)% YoY; Average MSCI ACWI down (10)% • Fed Funds rate reached 4.50%, ECB rate reached 2.00%, BOE rate reached 3.50% • 10Y U.S. Treasury rate ended at 3.87% • U.S. dollar appreciation of 12% on average[B]	• Expect global equity markets EOP growth of 10% YoY, which translates to average global equity markets down (2)% YoY • Interest rates outlook largely aligns with current forward curve; expect rate peaks at 5.00% for Fed Funds, 3.25% for ECB and 4.50% for BOE • Path of 10Y U.S. Treasury rate uncertain
Fee Revenue (ex-notables)[C]	• (4)% YoY[D] ▼ Weaker servicing and management fee revenues primarily from lower equity and fixed income market levels ▲ Front office and data revenue of 14% growth ▲ FX trading services growth of 12% reflecting FX volatility	• Flat to up 1% YoY[E] ▲ Strong growth in Front office software and data revenue ▲ Continued volatility supports modestly higher FX trading services revenue ► Expect Servicing fees to be relatively flat and Management fees to be slightly lower[E]
NII[E]	• 34% YoY ▲ Central bank rate hikes ▲ Loan growth ▼ Decline in deposits due to quantitative tightening	• ~20% YoY ▲ Central bank rates continue higher, but begin to peak mid-2023 ▲ Loan growth ▼ Deposit rotation continues out of non-interest bearing, tapering off towards end of 2023 ► Total deposits stable

[A] Fee revenue and NII growth are dependent on macroeconomic factors, including, but not limited to, the impacts from changes in interest rates, as well as equity and fixed income markets (which are highly uncertain). Outlook does not reflect items outside of the normal course of business. [B] Average USD appreciation is based on DXY index. [C] Financial metrics ex-notable items are non-GAAP measures; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [D] Fee revenue ex-notables decreased (2)% excluding FX impact. [E] Fee revenue and NII outlook includes a shift of management fees into NII due to an increase in the portion of management fees that is recognized as NII for certain U.S. ETFs with unique structures. The actual amount may vary as it corresponds to average short-term rate movements.

STATE STREET | 15

FY2023 outlook: Expense management and tax rate

Ex-notables, non-GAAP[A]

Expense outlook[B]


+3.5-4%
$8,666M
~2%
~5-5.5%
~(3)%
~(0.5)%
FY2022
Merit / Wage inflation C
Investments & variable costs
Optimization savings
Currency translation
FY2023E

Expense outlook drivers

- Optimization savings of ~3%
  - Continued focus on process automation and optimization
  - Vendor management and consolidation
  - Organizational simplification
- Merit / Wage inflation of ~2% (of total expense base)[C]
  - Upward pressure on salary and benefits continues
- Investments & variable costs of 5-5.5%
  - Expand and further build out Alpha and Private Markets
  - Drive product innovation in areas including Wealth Services
  - Continued technology investment

Effective tax rate outlook

- 19-20%

[A] Financial metrics ex-notable items are non-GAAP measures; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] Outlook does not reflect items outside of the normal course of business. [C] Includes benefits.

STATE STREET 16

17 FY2023 priorities Grow our business profitably • Continue to drive core growth in traditional Investment Services globally • Advance build-out of Alpha as an industry-leading platform with growth in Front, Middle and Back Office • Enhance Private Markets enterprise outsourcing platform to continue to efficiently deliver double digit growth • Extend our leadership in Global Markets and Global Advisors through product and geographic expansions • Pursue new growth and innovative opportunities in Wealth Services and Digital Assets Transform the way we work • Lead with service excellence and continuously improve productivity as a differentiator • Continue to build scale and efficiency by simplifying and automating the end-to-end operating model Build a higher performing organization • Strengthen execution skills, mindset, and results-oriented culture • Advance our 10 Actions to address racial inequality • Measure what matters Achieve our financial goals and improve shareholder valueA • Generate positive operating leverage • Expand pre-tax margin • Return capital and drive higher ROE A Does not reflect items outside of the normal course of business. Our strategic priorities are intended to deliver growth, drive innovation and enhance shareholder value

18 Appendix 4Q22 and FY2022 line of business performance 19-20 FY2022 fee revenue, NII, expenses 21 Reconciliation of notable items 22 Reconciliation of constant currency impacts 23 Endnotes 24 Forward-looking statements 25 Non-GAAP measures 26 Definitions 27

19 1,839 State StreetA 4Q22 line of business performance Investment Servicing Total revenue 487 791 1,956 1,839 4Q224Q21 $2,630M $2,443M Pre-tax income Fee revenue NII Pre-tax margin 26.9% 30.9% +4.0%pts YoY % ∆ -6% +62% +8% +24% Investment Management Total revenue $502M $552M 4Q224Q21 Pre-tax income Pre-tax margin 34.2% 31.3% -2.9%pts $157M $189M 4Q224Q21 YoY % ∆ -9% -17% Total revenue ex-notable itemsB 484 791 2,511 2,341 $3,132M $2,995M 4Q21 4Q22 Pre-tax income ex-notable itemsB Fee revenue NII Pre-tax margin ex-notable itemsB 28.1% 30.9% +2.8%pts YoY % ∆ -7% +63% +5% +15% A State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. B This is a non- GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. 4Q21 4Q22 $657M $812M $842M 4Q224Q21 $967M

20 7,590 FY2022 line of business performance Total revenueA 1,919 2,551 7,879 7,590 2021 2022 $10,139M$9,797M Pre-tax income Fee revenue NII Pre-tax margin 27.0% 28.2% +1.2%pts YoY % ∆ -4% +33% +4% +8% Total revenue $2,119M $1,986M 2021 2022 Pre-tax income Pre-tax margin 31.8% 29.7% -2.1%pts $590M 2021 2022 $674M YoY % ∆ -6% -13% Total revenue ex-notable itemsA, C 1,905 2,544 10,012 9,583 $11,916M 2021 2022 $12,125M Pre-tax income ex-notable itemsC Fee revenue NII Pre-tax margin ex-notable itemsC 27.6% 28.4% +0.8%pts YoY % ∆ -4% +34% +2% +5% A Total revenue also includes Other income of $(1)M and $(2)M in FY2021 and FY2022, respectively. B State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. C This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. 20222021 $2,859M $2,648M 20222021 $3,287M $3,439M State StreetBInvestment Servicing Investment Management

21 Fee revenue ex- notables ($M)A FY2022 fee revenue, NII and expenses 416416 1,3761,211 1,9392,053 5,087 5,531 63 2021 (1) 2022 $10,012 $9,606 -4% 1,141 1,313 444 394 1,024 971 1,661 1,630 4,554 4,428 2021 2022 $8,889 $8,801 -1% $1,905 $2,544 2021 2022 +34% Fee revenue NII Expenses 738 789 Servicing fees Management fees FX trading Securities Finance Software & proc. Other fee income YoY % (8)% (6)% +14% Flat +7% nm $10,012 $9,583 (4)% A These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. $8,662 $8,666 Flat Expenses ex- notables ($M)A Comp. & benefits Info. sys. Tran. processing Other 14 Occupancy YoY % (3)% (2)% (5)% (11)% +15% Acq. & rest. Flat65 65

Reconciliation of notable items

Quarterly reconciliation

(Dollars in millions, unless noted otherwise)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	% Change 4Q22 vs. 4Q21	% Change 4Q22 vs. 3Q22	Year-to-Date 2021	Year-to-Date 2022	% Change YTD 2022 vs. YTD 2021
Total revenue, GAAP-basis	$ 2,950	$ 3,034	$ 2,990	$ 3,053	$ 3,081	$ 2,953	$ 2,959	$ 3,155	3.3%	6.6%	$ 12,027	$ 12,148	1.0%
Less: Fee revenue								(23)			-	(23)	
Less: Other income		(53)		(58)							(111)	-	
Total revenue, excluding notable items	2,950	2,981	2,990	2,995	3,081	2,953	2,959	3,132	4.6%	5.8%	11,916	12,125	1.8%
Total expenses, GAAP basis	2,332	2,111	2,116	2,330	2,327	2,108	2,110	2,256	(3.2)%	6.9%	8,889	8,801	(1.0)%
Less: Notable expense items:													
Acquisition and restructuring costs	(10)	(11)	(18)	(26)	(9)	(12)	(13)	(31)			(65)	(65)	
Repositioning charges:													
Compensation and employee benefits				32				(50)			32	(50)	
Occupancy				(29)				(20)			(29)	(20)	
Repositioning (charges) / release				3				(70)			3	(70)	
Deferred compensation expense acceleration				(147)							(147)	-	
Legal and other	(29)	11									(18)	-	
Total expenses, excluding notable items	2,293	2,111	2,098	2,160	2,318	2,096	2,097	2,155	(0.2)%	2.8%	8,662	8,666	-
Seasonal expenses	(176)				(208)						(176)	(208)	
Total expenses, excluding notable items and seasonal expense items	$ 2,117	$ 2,111	$ 2,098	$ 2,160	$ 2,110	$ 2,096	$ 2,097	$ 2,155	(0.2)%	2.8%	$ 8,486	$ 8,458	(0.3)%
Operating leverage, GAAP-basis (%pts)[A]									650 bps	(30) bps			200 bps
Operating leverage, excluding notable items (%pts)[B]									480	300			180
Pre-tax margin, GAAP-basis (%)	21.3%	30.9%	29.3%	23.9%	24.5%	28.3%	28.7%	28.2%	430	(50)	26.4%	27.4%	100
Notable items as reconciled above (%)	1.3%	(1.2%)	0.6%	4.2%	0.3%	0.4%	0.4%	2.7%			1.2%	1.0%	
Pre-tax margin, excluding notable items (%)	22.6%	29.7%	29.9%	28.1%	24.8%	28.7%	29.1%	30.9%	280	180	27.6%	28.4%	80
Net income available to common shareholders, GAAP-basis	$ 489	$ 728	$ 693	$ 662	$ 583	$ 712	$ 669	$ 696	5.1%	4.0%	$ 2,572	$ 2,660	3.4%
Notable items as reconciled above: pre-tax	39	(53)	18	112	9	12	13	78			116	112	
Tax impact on notable items as reconciled above	(10)	16	(5)	(29)	(2)	(3)	(3)	(21)			(28)	(29)	
Preferred securities cost	5										5	-	
Net income available to common shareholders, excluding notable items	$ 523	$ 691	$ 706	$ 745	$ 590	$ 721	$ 679	$ 753	1.1%	10.9%	$ 2,665	$ 2,743	2.9%
Diluted EPS, GAAP-basis	$ 1.37	$ 2.07	$ 1.96	$ 1.78	$ 1.57	$ 1.91	$ 1.80	$ 1.91	7.3%	6.1%	$ 7.19	$ 7.19	-
Notable items as reconciled above	0.10	(0.10)	0.04	0.22	0.02	0.03	0.02	0.16			0.25	0.22	
Diluted EPS, excluding notable items	$ 1.47	$ 1.97	$ 2.00	$ 2.00	$ 1.59	$ 1.94	$ 1.82	$ 2.07	3.5%	13.7%	$ 7.44	$ 7.41	(0.4)%

[A] Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses. [B] Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.

STATE STREET | 22

23 Reconciliation of constant currency impacts A Other includes Other expenses and Amortization of intangible assets. Reconciliation of Constant Currency FX Impacts (Dollars in millions) 4Q21 3Q22 4Q22 4Q22 vs. 4Q21 4Q22 vs. 3Q22 4Q22 vs. 4Q21 4Q22 vs. 3Q22 4Q22 vs. 4Q21 4Q22 vs. 3Q22 Non-GAAP basis Total revenue, excluding notable items $ 2,995 $ 2,959 $ 3,132 $ (64) $ 6 $ 3,196 $ 3,126 6.7% 5.6% Compensation and employee benefits, excluding notable items $ 1,066 $ 1,042 $ 1,058 $ (37) $ (1) $ 1,095 $ 1,059 2.7% 1.6% Information systems and communications, excluding notable items 436 399 416 (4) - 420 416 (3.7)% 4.3% Transaction processing services, excluding notable items 238 227 240 (7) - 247 240 3.8% 5.7% Occupancy, excluding notable items 104 97 86 (6) - 92 86 (11.5)% (11.3)% Other expenses, excluding notable items 316 332 355 (10) - 365 355 15.5% 6.9% Total expenses, excluding notable items $ 2,160 $ 2,097 $ 2,155 $ (64) $ (1) $ 2,219 $ 2,156 2.7% 2.8% Reported Currency Translation Impact Excluding Currency Impact % Change Constant Currency

24 Endnotes 1. New asset servicing mandates, including announced front-to-back investment servicing clients, may be subject to completion of definitive agreements, approval of applicable boards and shareholders and customary regulatory approvals. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of any particular date specified. Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month. Generally, our servicing fee revenues are affected by several factors including changes in market valuations, client activity and asset flows, net new business and the manner in which we price our services. We provide a range of services to our clients, including core custody services, accounting, reporting and administration and middle office services, and the nature and mix of services provided affects our servicing fees. The basis for fees will differ across regions and clients. The industry in which we operate has historically faced pricing pressure, and our servicing fee revenues are also affected by such pressures today. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Management fees generally are affected by our level of AUM and differ based upon the nature, type and investment strategy of the investment product. Management fee revenue is more sensitive to market valuations than servicing fee revenue, as a higher proportion of the underlying services provided, and the associated management fees earned, are dependent on equity and fixed-income security valuations. Additional factors, such as the relative mix of assets managed, may have a significant effect on our management fee revenue. While certain management fees are directly determined by the values of AUM and the investment strategies employed, management fees may reflect other factors, including performance fee arrangements, as well as our relationship pricing for clients. 2. Best Global Custodian in APAC (25 Years) and Best Middle- and Back-Office Services Provider based on Asia Asset Management 2022 Best of the Best Awards; Best Custodian for Asset Owners based on AsianInvestor Asset Management Awards; Best Hedge Funds Administrator (Over $30BN Single Manager) based on HFM Awards. Recognized Global Markets as the #1 FX provider to asset managers in the 2022 Euromoney (Real Money) FX Survey. 3. FX trading services in 4Q22 included notable items related to a revenue-related recovery of $23M. Excluding the notable item, 4Q22 FX trading services of $344M was up 15% compared to 4Q21 FX trading services of $300M and up 8% compared to 3Q22 FX trading services of $319M. Excluding the notable item, FY2022 FX trading services of $1,353M was up 12% compared to FY2021 FX trading services of $1,211M. 4. Company-wide productivity achieved gross savings of ~$320M based on an expenses ex-notable items basis for the comparison between FY2022 and FY2021. FY2022 expenses ex-notable items of $8,666M was flat compared to FY2021 expenses ex-notable items of $8,662M. The change is primarily driven by incremental investments of ~$470M and variable costs of ~$80M, offset by gross savings worth ~$320M and the impact of currency translation worth ~$220M. Financial metrics ex-notable items are non-GAAP measures. For further details on explanations and reconciliations of our non-GAAP measures, refer to Reconciliation of notable items and Non-GAAP measures included in the Appendix. 5. Front office software and data ARR, an operating metric, is calculated by annualizing current quarter revenue for CRD and Mercatus and includes the annualized amount of most software-enabled revenue, including revenue generated from SaaS, maintenance and support revenue, FIX, and value-added services, which are all expected to be recognized ratably over the term of client contracts. Front office software and data ARR does not include software-enabled brokerage revenue and revenue from affiliates. 6. Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company, or State Street Bank. All capital ratios are as of quarter end. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Standardized approach ratios were binding for 4Q21 to 4Q22. Refer to the Addendum for descriptions of these ratios. December 31, 2022 capital ratios are presented as of quarter-end and are estimates. 7. Stock purchases under our common stock repurchase programs may be made using various types of transactions, including open-market purchases, accelerated share repurchases or other transactions off the market, and may be made under Rule 10b5-1 trading programs. The timing and amount of any stock purchases and the type of transaction may not be ratable over the duration of the program, may vary from reporting period to reporting period and will depend on several factors, including our capital position and financial performance, investment opportunities, market conditions, regulatory considerations including the nature and timing of implementation of revisions to the Basel III framework, and the amount of common stock issued as part of employee compensation programs. The common share repurchase programs do not have specific price targets and may be suspended at any time. The amount and timing of each dividend declared on our common stock is subject to the approval of our Board of Directors. 8. The index names listed are service marks of their respective owners. 9. Morningstar data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database. The long-term fund flows reported by Morningstar in North America are composed of U.S. domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. 4Q22 data for North America (U.S. domiciled) includes Morningstar actuals for October and November 2022 and Morningstar estimates for December 2022. 4Q22 data for EMEA is on a rolling three month basis for September 2022 through November 2022. 10. Market share based on Global Institutional Money Market Funds and sourced from Money Fund Analyzer, a service provided by iMoneyNet as of the end of December 2022. 11. On-premises revenue is revenue derived from locally installed software. Software-enabled revenue includes SaaS, maintenance and support revenue, FIX, brokerage, and value-add services. The revenue recognition pattern for on-premises installations differs from software-enabled revenue. 12. Front office bookings represent signed annual recurring revenue contract values for CRD, Mercatus, Alpha Data Platform, and Alpha Data Services excluding bookings with affiliates, including SSGA. Front office revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. 13. Represents expected annualized recurring revenue from signed client contracts that are scheduled to be largely installed over the next 24 months for CRD, Mercatus and Alpha Data Services. It includes SaaS revenue as well as maintenance and support revenue and excludes the one-time impact of on-premises license revenue, revenue generated from FIX, brokerage, value-add services, and professional services as well as revenue from affiliates. 14. Represents expected annualized recurring revenue from signed client contracts that are scheduled to be largely installed over the next 24 months. This amount of expected revenue is estimated based on factors present on or about the time the contract was signed (and is not updated based on subsequent developments, including changes in assets or market valuations). It does not include professional services revenue or revenue from affiliates. 15. NII is presented on a GAAP-basis. NIM is presented on an FTE-basis. Refer to the Addendum for reconciliations of NII FTE-basis to NII GAAP-basis on the Average Statement of Condition. 16. Duration as of period end and based on total investment portfolio. 17. Other includes Other expenses and Amortization of intangible assets. 18. Compensation and benefits expenses in 4Q22 and 4Q21 included notable items related to repositioning charges of $50M and release of $32M, respectively. 4Q21 also included notable items related to a deferred compensation expense acceleration of $147M. Excluding these notable items, 4Q22 adjusted Compensation and benefits of $1,058M was down (1)% compared to 4Q21 adjusted Compensation and benefits of $1,066M and up 2% compared to 3Q22 Compensation and benefits of $1,042M. Occupancy expenses in 4Q22 and 4Q21 included notable items related to repositioning charges of $20M and $29M, respectively. Excluding these notable items, 4Q22 adjusted Occupancy of $86M was down (17)% compared to 4Q21 adjusted Occupancy of $104M and down (11)% compared to 3Q22 Occupancy expenses of $97M. Other expenses in 4Q22, 3Q22, and 4Q21 included notable items related to acquisition and restructuring costs of $31M, $13M, and $26M, respectively. Excluding all these notable items, 4Q22 Other expenses of $355M was up 12% compared to 4Q21 adjusted Other expenses of $316M and up 7% compared to 3Q22 adjusted Other expenses of $332M. 19. State Street received a regulatory exemption to maintain its 1.0% G-SIB capital surcharge until January 1, 2024. 20. The SCB of 2.5% effective on October 1, 2022 is calculated based upon the results of the CCAR 2022 exam. 21. Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions.

25 Forward-looking statements This Presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “priority,” “will,” “expect,” “intend,” “aim,” “outcome,” “future,” “strategy,” “trajectory,” "target," “guidance,” “objective,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “trend,” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued. Important factors that may affect future results and outcomes include, but are not limited to: We are subject to intense competition, which could negatively affect our profitability; we are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; our development and completion of new products and services, including State Street Digital and State Street AlphaSM, and the enhancement of our infrastructure required to meet increased regulatory and client expectations for resiliency and the systems and process re-engineering necessary to achieve improved productivity and reduced operating risk, may take an extended period to implement, involve costs and expose us to increased risk; our business may be negatively affected by our failure to update and maintain our technology infrastructure; The COVID-19 pandemic continues to exacerbate certain risks and uncertainties for our business; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of our acquisitions, pose risks for our business; Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We could be adversely affected by geopolitical, economic and market conditions, including, for example, as a result of the ongoing war in Ukraine, actions taken by central banks to address inflationary pressures, challenging conditions in global equity markets, and disruptions in fixed income markets such as those impacting the UK gilts in the fourth quarter of 2022; We have significant International operations, and disruptions in European and Asian economies could have an adverse effect on our consolidated results of operations or financial condition; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets; Our business activities expose us to interest rate risk; We assume significant credit risk to counterparties, who may also have substantial financial dependencies with other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our consolidated revenue and is subject to decline based on, among other factors, market conditions, competition, currency valuation and investment activities of our clients and their business mix; If we are unable to effectively manage our capital and liquidity, our consolidated financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by regulatory capital, credit (counterparty and otherwise) and liquidity standards and considerations; We face extensive and changing government regulation in the jurisdictions in which we operate, which may increase our costs and compliance risks; We are subject to enhanced external oversight as a result of the resolution of prior regulatory or governmental matters; Our businesses may be adversely affected by government enforcement and litigation; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated financial statements; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; In addition to income tax, we are subject to audit or other examination, and litigation or other dispute resolution proceedings, with U.S. and non-U.S. tax authorities regarding non- income-based tax matters. Our interpretations or application of tax laws and regulations, including with respect to withholding, transfer, wage, use, stamp, service and other non-income taxes, could differ from that of the relevant governmental taxing authority, or we may experience timing or other compliance deficiencies in connection with our efforts to comply with applicable tax laws and regulations, which could result in the requirement to pay additional taxes, penalties and/or interest, which could be material; The transition away from LIBOR may result in additional unanticipated costs and increased risk exposure; Our control environment may be inadequate, fail or be circumvented, and operational risks could adversely affect our consolidated results of operations; Cost shifting to non-U.S. jurisdictions and outsourcing may expose us to increased operational risk, geopolitical risk and reputational harm and may not result in expected cost savings; Attacks or unauthorized access to our information technology systems or facilities, or those of the third parties with which we do business, or disruptions to our or their continuous operations, could result in significant costs, reputational damage and impacts on our business activities; Long-term contracts expose us to pricing and performance risk; Our businesses may be negatively affected by adverse publicity or other reputational harm; We may not be able to protect our intellectual property; The quantitative models we use to manage our business may contain errors that could result in material harm; Our reputation and business prospects may be damaged if our clients incur substantial losses or are restricted in redeeming their interests in investment pools that we sponsor or manage; The impacts of climate change, and regulatory responses to such risks, could adversely affect us; and We may incur losses as a result of unforeseen events including terrorist attacks, natural disasters, the emergence of a new pandemic or acts of embezzlement. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2021 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

26 Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non- GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as “expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, may also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Earnings”.

27 Definitions ACWI All Country World Index AOCI Accumulated other comprehensive income APAC Asia-Pacific ARR Annual recurring revenue AUC/A Assets under custody and/or administration AUM Assets under management Barclays Global Agg Barclays Global Agg represents Barclays Global Aggregate Bond Index BBH Brown Brothers Harriman BOE Bank of England Bps Basis points, with one basis point representing one hundredth of one percent CET1 ratio Common equity tier 1 ratio CRD Charles River Development Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding for the noted period DXY U.S. Dollar Index ECB European Central Bank EAFE Europe, Australia, and Far East EM Emerging markets EMEA Europe, Middle East and Africa EOP End of period EPS Earnings per share ESG Environmental, Social, and Governance EURIBOR Euro Interbank Offered Rate ETF Exchange-traded fund Fed The Federal Reserve System FTE Fully taxable equivalent FX Foreign exchange FY Full-year GAAP Generally accepted accounting principles in the United States G-SIB Global systemically important bank HTM Held-to-maturity IT Information technology LIBOR London Inter-Bank Offered Rate Lending related and other Lending related and other fees primarily consist of fee revenue associated with State Street’s fund finance, leveraged loans, municipal finance, insurance and stable value wrap businesses Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities Net interest margin (NIM) Net interest income divided by average interest-earning assets nm Not meaningful OCI Other comprehensive income On-premises On-premises revenue as recognized in Front office software and data Operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the corresponding prior year period, as applicable Pre-tax margin Income before income tax expense divided by total revenue %Pts Percentage points is the difference from one percentage value subtracted from another Quarter-over-quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity RWA Risk weighted assets SaaS Software as a service SCB Stress capital buffer SEC Securities Exchange Commission SPDR Standard and Poor's Depository Receipt SSGA State Street Global Advisors Year-over-year (YoY) Current period compared to the same period a year ago YTD Year-to-date